                                                                    EXHIBIT 10.2

                                    WARRANT
                                    -------

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

                      WARRANT TO PURCHASE COMMON STOCK OF

                   CARDIODYNAMICS INTERNATIONAL CORPORATION

                            (Subject to Adjustment)

NO. GE-1                                                         August 25, 1999

     THIS CERTIFIES THAT, for value received, GE Marquette Medical Systems Inc., A Wisconsin corporation (including its affiliates and permitted assigns, "GE" or
                                                                          --
"Holder") and a subsidiary of General Electric Company, a New York corporation,
 ------
is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time after the date hereof (the "Effective Date"), and before 5:00
                                              --------------
P.M. New York City time on the date that is five (5) years from the date hereof (the "Expiration Date"), to purchase from CardioDynamics International
      ---------------
Corporation, a California corporation (the "Company"), two million (2,000,000)
                                            -------
shares of Common Stock of the Company at a price per share equal to $4.10 (the "Purchase Price"). Both the number of shares of Common Stock purchasable upon
 --------------
exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein.

     1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

     "Additional Shares of Common Stock" shall mean all shares of Common Stock
      ---------------------------------
issued or sold (or, pursuant to Section 4, deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than:

     (a) (i) shares issued upon the exercise of this Warrant and (ii) such number of additional shares as may become issuable upon the exercise of this Warrant by reason of adjustments required pursuant to the anti-dilution provisions applicable to such Warrants as in effect on the date hereof;

     (b) (i) shares issued upon the exercise of any warrants, options, rights to acquire securities, or other Convertible Securities of the Company outstanding as of the date hereof and

(ii) such number of additional shares as may become issuable upon the exercise or conversion of any such warrants, options, rights or other Convertible Securities currently outstanding by reason of adjustments required pursuant to the anti-dilution provisions applicable to such securities as in effect on the date hereof; and

     (c) (i) shares issued under, or issuable upon the exercise of options granted or to be granted under the Company's stock option plans as in effect on the date hereof or under any other employee stock option or purchase plan or plans adopted or assumed after such date by the Company's Board of Directors; provided in each such case that the exercise or purchase price for any such share shall not be less than 85% of the fair market value (determined in good faith by the Company's Board of Directors) of the Common Stock on the date of grant, and (ii) such additional number of shares as may become issuable pursuant to the terms of any such plans by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock.

     "Commission" means the Securities and Exchange Commission.
      ----------

     "Common Stock" shall mean the Common Stock of the Company, no par value,
      ------------
and any other securities at any time receivable or issuable upon exercise of this Warrant.

     "Convertible Securities" shall mean any evidences of indebtedness, shares
      ----------------------
of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended
      ------------

     "Fair Market Value" of a share of Common Stock as of a particular date
      -----------------
shall mean:

     (a) If traded on a securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the 20 trading days ending immediately prior to the applicable date of valuation;

     (b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

     (c) If there is no active public market, the Fair Market Value shall be the value thereof, as agreed upon by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

     "Fair Value" shall mean, on any date specified herein (i) in the case of
      ----------
cash, the dollar amount thereof, (ii) in the case of a security, the value of such security as calculated in a similar manner as the Fair Market Value is calculated for the Company's Common Stock (as set forth above), and (iii) in all other cases, determined in good faith jointly by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing the applicable item to be valued. Fees and expenses of the valuation firm shall be paid for by the Company.

     "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of
      -------
1976, as amended from time to time.

     "Options" shall mean any rights, options or warrants to subscribe for,
      -------
purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

     "Other Securities" shall mean any stock (other than Common Stock) and other
      ----------------
securities of the Company or any other Person (corporate or otherwise) which the Holder at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4.4 or otherwise.

     "Person" shall mean any individual, firm, partnership, corporation, trust,
      ------
joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

     "Registered Holder" shall mean any Holder in whose name this Warrant is
      -----------------
registered upon the books and records maintained by the Company.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Warrant" as used herein, shall include this Warrant and any warrant
      -------
delivered in substitution or exchange therefor as provided herein.

     2.    EXERCISE OF WARRANT

     2.1.  Payment.  Subject to compliance with the terms and conditions of this
           -------
Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part (in blocks of no fewer than 100,000 shares, or, if fewer, the total number of remaining vested shares hereunder) at any time or from time to time, on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as
Exhibit 1 (the "Notice of Exercise"), duly executed by the Holder, at the
                ------------------
principal office of the Company, and as soon as practicable after such date, (a) surrendering this Warrant at the principal office of the Company, and (b) making payment (i) in cash (by check) or by wire transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or (iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "Exercise Amount"), except that if Holder is
                               ---------------
subject to HSR Act Restrictions

(as defined in Section 2.3 below), the Exercise Amount shall be paid to the Company within five (5) business days of the termination of all HSR Act Restrictions.

     2.2.  Stock Certificates; Fractional Shares.  As soon as practicable on or
           -------------------------------------
after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of the date of exercise of this Warrant. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Common Stock as of the date of delivery of the Notice of Exercise.

     2.3.  HSR Act.  If the filing by the Company under the HSR Act should be
           -------
required at the time of any exercise of this Warrant by a Holder, in the reasonable opinion of counsel for Holder, the Company will promptly make any such filing with the appropriate government agency. The Company hereby acknowledges that exercise of this Warrant by Holder may subject the Company and/or the Holder to the filing requirements of the HSR Act and that Holder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR Act
                                                            -------
Restrictions").  If on or before the Expiration Date Holder has sent the Notice
-------------
of Exercise to Company and Holder has not been able to complete the exercise of this Warrant prior to the Expiration Date because of HSR Act Restrictions, the Holder shall be entitled to complete the process of exercising this Warrant in accordance with the procedures contained herein notwithstanding the fact that completion of the exercise of this Warrant would take place after the Expiration Date.

     2.4.  Partial Exercise; Effective Date of Exercise.  In case of any partial
           --------------------------------------------
exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. However, if Holder is subject to HSR Act filing requirements this Warrant shall be deemed to have been exercised on the date immediately following the date of the expiration of all HSR Act Restrictions. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

     2.5.  Net Issue Exercise. In lieu of the payment methods set forth in
           ------------------
Section 2.1 above, the Holder may elect to exchange all or some of the Warrant for shares of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If Holder elects to exchange this Warrant as provided in this Section 2.5, Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of Holder's election to exchange some or all of the Warrant, and the Company shall issue to Holder the number of shares of the Common Stock computed using the following formula:

           X = Y (A-B)
               -------
                  A

           Where X = the number of shares of Common Stock to be issued to Holder.

                 Y = the number of shares of Common Stock purchasable under the
                     Warrant being exchanged (as adjusted to the date of such calculation).

                 A = the Fair Market Value of one share of the Company's Common
                     Stock.

                 B = the Purchase Price (as adjusted to the date of such
                     calculation).

     2.6.  "Easy Sale" Exercise.  In lieu of the payment methods set forth in
            -------------------
Section 2.1 and 2.5 above, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the Holder may pay the Purchase Price through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the Holder irrevocably elects to exercise this Warrant and to sell a portion of the Shares so purchased to pay for the Purchase Price and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Shares to forward the Purchase Price directly to the Company.

     2.7   Vesting.  This Warrant shall be vested and exercisable (a) with
           -------
respect to 1,000,000 shares of Common Stock as of the date hereof in consideration of access to certain technology owned by Holder and (b) with respect to an additional 1,000,000 shares of Common Stock on the date that is fifteen (15) months after the date hereof but only if Holder has not been given valid notice of termination with respect to all distribution agreements between Holder and the Company in accordance with the terms thereof. The Company acknowledges that it has been given access to certain technology of Holder sufficient to justify the vesting of 1,000,000 shares of Common Stock pursuant to clause (a) above, that Holder is not obligated to provide any further access to technology in order to vest in such shares, and that any further access to Holder's technology shall be subject to mutual agreement of the Company and Holder.

     3. VALID ISSUANCE; TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

     4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

     4.1.  Adjustment for Stock Splits, Stock Subdivisions or Combinations of
           ------------------------------------------------------------------
Shares.  The Purchase Price of this Warrant shall be proportionally decreased
------
and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company's Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Common Stock.

     4.2.  Adjustment for Dividends or Distributions of Stock or Other
           -----------------------------------------------------------
Securities or Property.  In case the Company shall make or issue, or shall fix a
----------------------
record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all such additional securities or other assets distributed with respect to such shares as aforesaid during such period giving effect to all adjustments called for by this Section 4.

     4.3.  Reclassification.  If the Company, by reclassification of securities
           ----------------
or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4. No adjustment shall be made pursuant to this Section 4.3 upon any conversion or redemption of the Common Stock which is the subject of Section 4.5.

     4.4.  Adjustment for Capital Reorganization, Merger or Consolidation.  In
           --------------------------------------------------------------
case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section
4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     4.5.  Conversion of Common Stock.  In case all or any portion of the
           --------------------------
authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Articles of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "Termination Date"), shall
                                                 ----------------
receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing
(x) the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date by (y) the number of shares of Common Stock of the Company for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

     4.6   Adjustment of Number of Shares.  Upon each adjustment of the Purchase
           ------------------------------
Price as a result of the calculations made in this Section 4, this Warrant shall thereafter evidence the right to receive, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest one-hundredth) obtained by dividing (i) the product of the aggregate number of shares covered by this Warrant immediately prior to such adjustment and the Purchase Price in effect immediately prior to such adjustment of the Purchase Price by (ii) the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     4.7   Issuance of Additional Shares of Common Stock. In case the Company at
           ---------------------------------------------
any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to this Section 4 (including without limitation, Section 4.8, but excluding Additional Shares of Common Stock purchasable upon exercise of Rights referred to in Section 4.13), without consideration or for a consideration per share less than the Purchase Price, as in effect immediately prior to such issue or sale, then, subject to Section 4.11, the Purchase Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a dollar) determined by multiplying such Purchase Price by a fraction:

           (a) the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale and
(ii) the number of shares of Common Stock which the gross consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Purchase Price, and

           (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, provided that, for the purposes of this Section 4.7, immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to this Section 4, such Additional Shares shall be deemed to be outstanding.

     4.8   Treatment of Options and Convertible Securities.  In case the Company
           -----------------------------------------------
at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities of the Company entitled to receive, any Options or Convertible Securities (whether or not the rights thereunder are immediately exercisable), then, and in each such case, the maximum number of Additional Shares of Common Stock (calculated as if converted on the date of issuance, sale, grant or assumption, as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional Shares of Common Stock shall not be deemed to have been issued unless (i) the consideration per share (determined pursuant to Section 4.9) of such shares would be less than the Purchase Price as in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be and (ii) such Additional Shares of Common Stock are not purchasable pursuant to Rights referred to in Section 4.13, and provided, further, that:

           (a) whether or not the Additional Shares of Common Stock underlying such Options or Convertible Securities are deemed to be issued, no further adjustment of the Purchase Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

           (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Purchase Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

           (c) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Purchase Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

               (i) in the case of Options for Common Stock or Convertible Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

               (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue or sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 4.9) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised;

           (d) no readjustment pursuant to subdivision (b) or (c) above shall have the effect of increasing the Purchase Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

           (e) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Purchase Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (c) above.

     4.9   Computation of Consideration.  For the purposes of this Section 4,
           ----------------------------

           (a) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

               (i) insofar as it consists of cash, be computed at the amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

               (ii) insofar as it consists of property (including securities) other than cash, be computed at the Fair Value thereof at the time of such issue or sale, and

               (iii) in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, allocable to such Additional Shares of Common Stock, such allocation to be determined in the same manner that the Fair Value of property not consisting of cash or securities is to be determined as provided in the definition of "Fair Value" herein;

           (b) Additional Shares of Common Stock deemed to have been issued pursuant to Section 4.8, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

               (i) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

               (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

           (c) Additional Shares of Common Stock deemed to have been issued pursuant to Section 4.1 or 4.2, relating to stock dividends, stock splits, etc., shall be deemed to have been issued for no consideration.

     4.10  Dilution in Case of Other Securities. In case any Other Securities
           ------------------------------------
shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Section 4) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Section 4, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Section 4 with respect to the Purchase Price and the number of shares purchasable upon Warrant exercise shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrant, so as to protect the Holder against the effect of such dilution.

     4.11  De Minimis Adjustments.  If the amount of any adjustment of the
           ----------------------
Purchase Price per share required pursuant to this Section 4 would be less than $.01, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate a change in the Purchase Price of at least $.01 per share. All calculations under this Warrant shall be made to the nearest .001 of a dollar or to the nearest one-hundredth of a share, as the case may be.

     4.12  Abandoned Dividend or Distribution.  If the Company shall take a
           ----------------------------------
record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Purchase Price under the terms of this Warrant) and shall, thereafter, and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Purchase Price and number of shares of Common Stock purchasable upon Warrant exercise by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

     4.13  Shareholder Rights Plan.  Notwithstanding the foregoing, in the event
           -----------------------
that the Company shall distribute "poison pill" rights pursuant to a "poison pill" shareholder rights plan (the "Rights"), the Company shall, in lieu of
                                    ------
making any adjustment pursuant to Section 4.1, 4.2 or 4.7 hereof, make proper provision so that each Holder who exercises a Warrant after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, a number of Rights to be determined as follows: (i) if such exercise occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of
             -----------------
a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such exercise at the time of such exercise would be entitled in accordance with the terms and provisions of and applicable to the Rights; and
(ii) if such exercise occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares into which the Warrant so exercised was exercisable immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights, and in each case subject to the terms and conditions of the Rights.

     5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, number or type of shares issuable upon exercise of this Warrant or otherwise pursuant to Section 4, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder; provided, however, that the Company shall not be obligated to provide more than two such certificates per month to the Holder, unless otherwise requested by the Holder.

     6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

     7. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation or other similar organizational document to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     8. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred to Registered Holder's parent, subsidiary or affiliate, in whole or in part, without the Company's consent, provided that the transferee agrees in writing to comply with all of the terms and conditions of this Warrant. Any such transfer shall be registered on the books of the Company maintained for such purpose at the principal office of the Company referred to above, and may be made by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

     9. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the Securities and Exchange Commission (the "SEC") under the Securities Act, covering the
                          ---
disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Common Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to SEC Rule 144.

     10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant or acquired upon conversion thereof will not be registered under the Securities Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, previously granted to the registered Holder) and will be "restricted securities" within the meaning of Rule 144 under the Securities Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form (which legend the Company agrees to remove when such restrictions are no applicable):

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE

ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     The Holder shall be entitled to the registration rights and other rights set forth in that certain Rights Agreement, dated as of the date hereof, between the Company and the Holder (the "Rights Agreement"), and the shares of Common
                                 ----------------
Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be deemed Registrable Securities under the Rights Agreement.

     11. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

     12. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Holder that:

     12.1. Organization, Good Standing and Qualification.  The Company is a
           ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction where failure to be so qualified would have a material adverse effect on its financial condition, business, prospects or operations.

     12.2. Capitalization. The authorized capital stock of the Company consists
           --------------
of the following:

     (a) Preferred Stock. 18,000,000 shares of Preferred Stock, no par value, of which 3,000 shares have been designated as Series A Convertible Preferred Stock, none of which are outstanding. The rights, privileges and preferences of the Series A Convertible Preferred Stock are as stated in the Company's Articles of Incorporation.

     (b) Common Stock. 50,000,000 shares of common stock, no par value ("Common Stock"), of which 39,855,811 shares are issued and outstanding. An additional 4,000,000 shares of Common Stock are reserved for issuance pursuant to the 1995 Stock Option/Stock Issuance Plan (the "Option Plan"). The Company has granted options under the Option Plan to acquire a total of 2,185,866 shares of Common Stock.

     (c) No Other Rights to Acquire. Except (i) as set forth in this Section 12.2, (ii) as set forth in the Company's filings under the Exchange Act and
(iii) for warrants to purchase 20,336 shares of Common Stock, there are not outstanding any other options, warrants, convertible securities or other rights to acquire any equity of the Company.

     12.3  Valid Issuance of Stock.  The outstanding shares of the capital stock
           -----------------------
of the Company are duly and validly issued, fully paid and non-assessable, and such shares, and all outstanding options and other securities of the Company, have been issued in full compliance with the registration and prospectus delivery requirements of the Securities Act and the registration and qualification requirements of all applicable state securities laws, or in compliance with applicable exemptions therefrom, and all other provisions of applicable federal and state securities laws, including without limitation, anti-fraud provisions.

     12.4  Due Authorization; Consents.  All corporate action on the part of the
           ---------------------------
Company, its officers, directors and shareholders necessary for (a) the authorization, execution and delivery of, and the performance of all obligations of the Company under, this Warrant, and (b) the authorization, issuance, reservation for issuance and delivery of all of the Common Stock issuable upon exercise of this Warrant, has been duly taken. This Warrant constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles. All consents, approvals and authorizations of, and registrations, qualifications and filings with, any federal or state governmental agency, authority or body, or any third party, required in connection with the execution, delivery and performance of this Warrant and the consummation of the transactions contemplated hereby and thereby have been obtained.

     12.5  SEC Reports; Financial Statements.
           ---------------------------------

     (a) The Company has duly filed with the SEC the Company's annual report on Form 10-KSB for the year ended November 30, 1998 and its quarterly reports on Form 10-QSB for the quarters ended February 28, 1999 and May 31, 1999 (collectively, the "CDIC SEC Reports"). As of their respective filing dates, the
                    ----------------
CDIC SEC Reports complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and none of the CDIC SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC.

     (b) Each of the consolidated financial statements (including, in each case, any related notes) contained in the CDIC SEC Reports complied as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted for by Form 10-QSB) and presented fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as at the respective dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements are subject to normal and recurring year-end adjustments which are not expected to be material in amount.

     12.6  Governmental Consents.  All consents, approvals, orders,
           ---------------------
authorizations or registrations, qualifications, declarations or filings with any federal or state governmental authority on the part of the Company required in connection with the consummation of the transactions contemplated herein shall have been obtained prior to and be effective as of the Effective Date.

     13. NOTICES. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile at the address and number set forth below; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.


GE MARQUETTE MEDICAL SYSTEMS INC.       CARDIODYNAMICS INTERNATIONAL CORPORATION
8200 West Tower Avenue                  6175 Nancy Ridge Drive, Suite 300
Milwaukee, Wisconsin 53223              San Diego, California 92121
Telephone: 414-355-5000                 Telephone:  (619) 535-0202
Fax: 414-355-3790                       Fax: (619) 623-8415
Attention:  Brian Gladden, CFO          Attention:  Steven P. Loomis, CFO


     Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 13 by giving the other party written notice of the new address in the manner set forth above.

     14. HEADINGS. The headings in this Agreement are for purposes of convenience in reference only and shall not be deemed to constitute a part hereof.

     15. LAW GOVERNING. This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

     16. NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.

     17.  NOTICES OF RECORD DATE.  In case:

     17.1. the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

     17.2. of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the Capital Stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

     17.3. of any voluntary dissolution, liquidation or winding-up of the Company; or

     17.4. of any redemption or conversion of all outstanding Common Stock;

     then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be,
(i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty (30) days prior to the date therein specified.

     18. SEVERABILITY. If application of any one or more of the provisions of this Warrant shall be unlawful under applicable law, then the parties will attempt in good faith to make such alternative arrangements as may be legally permissible and which carry out as nearly as practicable the terms of this Warrant. Should any portion of this Warrant be deemed unenforceable by a court of competent jurisdiction, the remaining portion thereof shall remain unaffected and be interpreted as if such unenforceable portions were initially deleted.

     19. COUNTERPARTS. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     20. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

     21. SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.

     22. OBTAINING STOCK EXCHANGE LISTINGS. The Company will from time to time take all commercially reasonable action which may be necessary so that the shares of Common Stock issuable upon the exercise of this Warrant, immediately upon their issuance, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Effective Date.



GE MARQUETTE MEDICAL SYSTEMS, INC.     CARDIODYNAMICS INTERNATIONAL CORPORATION


By: /s/ Fred Robertson                 By: /s/ Michael K. Perry
   ------------------------------         -------------------------------------

Name:  Fred Robertson                  Name: Michael K. Perry
     ----------------------------           -----------------------------------

Title: Chief Executive Officer         Title: Chief Executive Officer
      ---------------------------            ----------------------------------

                                   EXHIBIT 1

                              NOTICE OF EXERCISE
                   (To be executed upon exercise of Warrant)


CARDIODYNAMICS INTERNATIONAL CORPORATION                        WARRANT NO. GE-1

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of CARDIODYNAMICS INTERNATIONAL CORPORATION, as provided for therein, and (check the applicable box):

[_] Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ such securities.

[_] Cancels indebtedness owed to it by the Company in the amount of $___________.

[_] Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities, according to the following calculation:


           X = Y (A-B)          (       ) =  (____) [(_____) - (_____)]
               -------                       --------------------------
                  A                                    (_____)


           Where X = the number of shares of Common Stock to be issued to Holder.

                 Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

                 A = the Fair Market Value of one share of the Company's Common
                     Stock.

                 B = Purchase Price (as adjusted to the date
                     of such calculation).

[_] Elects the Easy Sale Exercise option pursuant to Section 2.3 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities.

     Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

     Name:
          -------------------------------------

     Address:
             ----------------------------------

     Signature:
               --------------------------------

     Tax ID No.:
                -------------------------------

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

     If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

                                   EXHIBIT 2

                                  ASSIGNMENT


     (To be executed only upon assignment of Warrant          WARRANT NO.
Certificate)


     For value received, the undersigned hereby sells, assigns and transfers unto________________________ the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

    NAME(S) OF ASSIGNEE(S)                   Address                        # OF WARRANTS
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------


     And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.

     Dated:
           ----------------------------

     Signature:
               ------------------------

     Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever.